First Quarter 2020 Earnings Call May 2020

Forward-Looking Statements This presentation and responses to various questions contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The forward-looking statements present our current expectations and projections relating to our business, financial condition and results of operations, and do not refer to historical or current facts. These statements may include words such as “anticipate,” “estimate,” “expect,” “project,” “plan,” “intend,” “believe,” “may,” “will,” “should,” “likely” and other words and terms of similar meaning. The forward-looking statements include statements regarding: our expectations regarding the impact of COVID-19 on our business, customers, results of operations and financial condition, including on loan originations, demand for our products, marketing expense and net charge-offs; our expectations regarding the cumulative loss rate as a percentage of originations for the 2019 and 2020 vintages; our expectations with respect to our liquidity position and requirements for additional debt to fund loans; our expectations with respect to our stock repurchase plan; and the cost of customer acquisition, new customer originations, and the efficacy and cost of our marketing efforts. Forward‐looking statements involve certain risks and uncertainties, and actual results may differ materially from those discussed in any such statement. These risks and uncertainties include, but are not limited to: the effect of the COVID-19 pandemic and various policies being implemented to prevent its spread on the Company’s business, financial condition and results of operations; the Company’s limited operating history in an evolving industry; the Company’s ability to grow revenue and maintain or achieve consistent profitability in the future; new laws and regulations in the consumer lending industry in many jurisdictions that could restrict the consumer lending products and services the Company offers, impose additional compliance costs on the Company, render the Company’s current operations unprofitable or even prohibit the Company’s current operations; scrutiny by regulators and payment processors of certain online lenders’ access to the Automated Clearing House system to disburse and collect loan proceeds and repayments; a lack of sufficient debt financing at acceptable prices or disruptions in the credit markets; the impact of competition in our industry and innovation by our competitors; our ability to prevent security breaches, disruption in service and comparable events that could compromise the personal and confidential information held in our data systems, reduce the attractiveness of our platform or adversely impact our ability to service loans; and other risks related to litigation, compliance and regulation. Additional factors that could cause actual results to differ are discussed under the heading "Risk Factors" and in other sections of the most recent Annual Report on Form 10-K; most recent Form 10-Q and in the Company's other current and periodic reports filed from time to time with the SEC. All written and oral forward-looking statements attributable to us, or persons acting on our behalf, are expressly qualified in their entirety by the cautionary statements regarding risks and uncertainties that are included in our public communications. You should evaluate all forward-looking statements made in this presentation in the context of these risks and uncertainties. Neither we nor any of our respective agents, employees or advisors intend or have any duty or obligation to supplement, amend, update or revise any of the forward-looking statements contained in this presentation. This presentation also contains estimates and other statistical data made by independent parties and by us relating to market size and growth and other data about our industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. Neither we nor any other person makes any representation as to the accuracy or completeness of such data or undertakes any obligation to update such data after the date of this presentation. In addition, projections, assumptions and estimates of our future performance and the future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk. The information and opinions contained in this presentation are provided as of the date of this presentation and are subject to change without notice. This presentation has not been approved by any regulatory or supervisory agency. See Appendix for additional information and definitions. 2

Elevate is reinventing non-prime credit with online products that provide financial relief today, and help people build a brighter financial future. We’ve originated $8.4 billion to 2.5 million customers1 to date and have saved them more than $7.0 billion over payday loans2 33

First Quarter 2020 Summary • Net revenue increased 4.5% year-over-year to $89.4 million1 • Adjusted net income of $7.6 million2 • 18.7% Adjusted EBITDA margin3 Net revenue, Adjusted net income and Adjusted EBITDA margin are non-GAAP financial measures. See appendix for a reconciliation to a GAAP measure. 4

COVID-19 Impact Operational Customer Credit • Employees safely work • Existing brand features • Consumers exhibiting from home restraint – No late or NSF fees • Reduced loan originations • 100% online – Payment flexibility • Decrease in demand and • No interruption in • Additional features customer loan fundings utilization or payments – 30 - 60 day extension forbearance at no cost • Increase in April ad hoc • Outsourced customer payments – Options to restructure support and collections terms and rate redundancy • Community support 5

Utilization and Deferrals Delinquent 10.9% RiseR iDeferralse Deferral BreakoutBreakout 3 100% Deferral 10.5% 90% 80% 70% 58% 59% Total Rise 60% 66% 63% 72% 69% 69% 67% 70% 66% Outstanding 60% 74% 50% Status as of 40% April 30, 20201,3 Current 78.6% 30% 20% 10% 19% 19% 21% 23% 21% 21% 22% 19% 16% 12% 14% 16% 0% Feb 02 Feb 09 Feb 16 Feb 23 Mar 01 Mar 08 Mar 15 Mar 22 Mar 29 Apr 05 Apr 12 Apr 19 Deliquent Deferral Current Default Additional Deferrral Successful Payment Default 2,3 Delinquent 8.0% ElasticElast Initialic Initia land and MMultiulti-D-Drawsraws by wbyee weekk (in m (inillio nmillions)s) Deferral 6.6% $12.0 Total Elastic $10.0 Outstanding $8.0 Status as of $6.0 1,3 April 30, 2020 $4.0 Current 85.4% $2.0 $0.0 9 5 2 9 6 2 9 6 3 1 8 5 2 9 5 2 9 6 2 0 1 1 2 0 0 1 2 0 0 1 2 2 0 1 1 2 c b b b b r r r r r r r r r e an an an an e e e e a a a a a p p p p D J J J J F F F F M M M M M A A A A Deliquent Deferral Current Multi Draw Amount Initial Draw Amount 6

Non-Prime Day-to-Day Expenses 1 15% more non- prime say daily expenses are less manageable than pre-COVID averages 50% more prime say daily expenses are less manageable than pre-COVID averages More manageable Less manageable “Overall, compared to a year ago, are your day-to-day expenses more manageable, about the same, or less manageable?” CNMC Non-prime Tracker, April 2020 – Marketing Analytics 7

2020 Outlook • Withdrawing 2020 guidance • Uncertainty surrounding COVID-19 • Timing of state quarantine easing • Expect increase in charge-offs • Encouraged by consumer behavior to date but higher charge-offs expected • Lower origination growth • Tighter near-term risk parameters • Heavier reliance on bank-level cash flow data • Lower marketing expense 8

Key Financial Measures ($ in millions) Ending Combined Loans Revenue 1 Receivables - Principal $649 $618 $641 $575 $578 $787 $747 $481 $673 $580 $356 $434 $202 $274 $190 $177 2014 2015 2016 2017 2018 2019 1Q19 1Q20 2014 2015 2016 2017 2018 2019 1Q19 1Q20 Adjusted EBITDA2 Adjusted Net Income / (Loss) 3 $139 $32 $116 $87 $13 $13 $8 $60 $6 $45 $33 As adjusted As adjusted $19 (-$20) (-$22) (-$55) (-$47) 2014 2015 2016 2017 2018 2019 1Q19 1Q20 2014 2015 2016 2017 2018 2019 1Q19 1Q20 Ending combined loans receivable – principal, Adjusted EBITDA and Adjusted Net Income are non-GAAP financial measures. See appendix for a reconciliation to a GAAP measure. 9

Credit Quality and Customer Acquisition Cost Cumulative principal loss rates as a percentage of Customer Acquisition Cost originations by loan vintage 35% $325 30% $300 $297 25% $275 $255 $256 $259 20% 2017 $250 2018 $245 2019 $235 $237 15% $225 $207 10% $200 5% $175 0% $150 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32 33 34 35 36 37 38 39 40 41 2013 2014 2015 2016 2017 2018 2019 1Q20 Months since origination CAC Top Target Range $300 Bottom Target Range $250 2013 2014 2015 2016 2017 2018 2019 The 2019 vintage is not yet fully mature from a loss perspective. 10

Margin Profile % of Gross Revenues 2015 2016 2017 2018 2019 1Q 2019 1Q 2020 Gross Revenue 100% 100% 100% 100% 100% 100% 100% Loan Loss Provision 54% 55% 53% 52% 49% 46% 47% Direct Marketing and 18% 14% 14% 13% 11% 9% 11% Other Cost of Sales Gross Margin 29% 31% 33% 35% 40% 45% 42% Operating Expenses 25% 21% 20% 20% 21% 21% 23% Adjusted EBITDA 1 4% 10% 13% 15% 19% 24% 19% Margin Adjusted EBITDA margin is a non-GAAP financial measure. See Appendix for a reconciliation to GAAP measure. 11

Liquidity and Capital • Over $100 million of cash at March 31, 2020 • No expectation of needing additional debt to fund loans • Almost all debt matures in 2024 (only $18 million due in 2021) • In compliance with all covenants at March 31, 2020 • Stock repurchase plan still in effect 12

In Summary Differentiated model and customer focus 100% online and market leading customer assistance Profitable and free cash flow engine Strong adjusted EBITDA margin profile and high free cash flow conversion Strong liquidity and capital Over $100 million of cash and stock repurchase plan still in effect Significant addressable market opportunity Over 160 million American and UK non-prime consumers Deep understanding of non-prime consumers Center for the New Middle Class, leader in non-prime consumer insights 13

We believe everyone deserves a lift. 1414

Appendix 15

Footnotes Page 3: 1 Originations and customers from 2002-March 2020, attributable to the combined current and predecessor direct and branded products. 2 For the period from 2013 to March 31, 2020. Based on the average effective APR of 116% for the three months ended March 31, 2020. This estimate, which has not been independently confirmed, is based on our internal comparison of revenues from our combined loan portfolio and the same portfolio with an APR of 400%, which is the approximate average APR for a payday loan according to the Consumer Financial Protection Bureau, or the "CFPB.“ Page 4: 1 Net revenue represents gross revenues less net charge-offs. 2 2020 first quarter adjusted net income of $7.6 million is not a financial measure prepared in accordance with GAAP. Adjusted net income for first quarter 2020 represents our $4.9 million net loss for the three months ended March 31, 2020, adjusted to exclude the impact of a $4.3 million non-operating loss related to a legal matter, a $9.3 million goodwill impairment loss, and a ($1.1) million tax-effected benefit of these adjustments. 3 Adjusted EBITDA margin is not a financial measure prepared in accordance with GAAP. Adjusted EBITDA margin is defined as Adjusted EBITDA divided by revenue. Adjusted EBITDA represents our net income (loss), adjusted to exclude: net interest expense primarily associated with notes payable under the VPC Facility, EF SPV Facility, and ESPV Facility used to fund or purchase loans; foreign currency gains and losses associated with our UK operations; depreciation and amortization expense on fixed assets and intangible assets; loss on discontinued operations; non-operating income (loss); goodwill impairment loss; share-based compensation expense and income tax expense (benefit). See the Appendix for a reconciliation to GAAP net income (loss). Page 6: 1 Outstandings for Rise and Elastic represent Ending combined loans-receivable – principal. 2 Elastic Initial and Multi-Draws represent principal originations. 3 Rise outstanding balances, Elastic outstanding balances, Rise deferral breakout, and Elastic Initial and Multi-Draws are all Elevate and bank produced reports as of April 30, 2020. Page 7: 1 Elevate and Center for the New Middle Class Non-Prime Tracker Data. “Overall, compared to a year ago, are your day-to-day expenses more manageable, about the same, or less manageable?” April 2020 – Marketing Analytics. Page 9: 1 Ending combined loans receivable - principal is a non-GAAP financial measure. See appendix for a reconciliation to a GAAP measure. 2 Adjusted EBITDA is not a financial measure prepared in accordance with GAAP. Adjusted EBITDA represents our net income (loss), adjusted to exclude: net interest expense primarily associated with notes payable under the VPC Facility, EF SPV Facility, and ESPV Facility used to fund or purchase loans; foreign currency gains and losses associated with our UK operations; depreciation and amortization expense on fixed assets and intangible assets; non-operating income (loss); goodwill impairment loss; share-based compensation expense and income tax expense (benefit). See the Appendix for a reconciliation to GAAP net income (loss). 3 2017 adjusted net income of $5.5 million is not a financial measure prepared in accordance with GAAP. Adjusted net income for 2017 represents our $6.9 million net loss for the year ended December 31, 2017, adjusted to exclude the impact of $12.5 million in tax expense incurred during the fourth quarter of 2017 due to the enactment of the Tax Cuts and Jobs Act. Q1 2020 adjusted net income of $7.6 million is not a financial measure prepared in accordance with GAAP. Adjusted net income for Q1 2020 represents our Q1 2020 net loss of $4.9 million adjusted to exclude the impact of a $4.3 million non-operating loss related to a legal matter, a $9.3 million loss on goodwill impairment and a ($1.1) million tax-effected benefit of these adjustments. Page 11: 1 Adjusted EBITDA margin is not a financial measure prepared in accordance with GAAP. Adjusted EBITDA margin is defined as Adjusted EBITDA divided by revenue. Adjusted EBITDA represents our net income (loss), adjusted to exclude: net interest expense primarily associated with notes payable under the VPC Facility, EF SPV Facility, and ESPV Facility used to fund or purchase loans; foreign currency gains and losses associated with our UK operations; depreciation and amortization expense on fixed assets and intangible assets; loss on discontinued operations; non-operating income (loss); goodwill impairment loss; share-based compensation expense and income tax expense (benefit). See the Appendix for a reconciliation to GAAP net income (loss). 16

Non-GAAP financials reconciliation

Adjusted EBITDA Reconciliation

($mm)	For the years ended December 31, 2019	2018	2017	2016	2015	2014	2013	Three months ended March 31, 2020	2019
Net income (loss)	$ 32	13	(7)	(22)	(20)	(55)	$ (45)	$ (5)	13
Adjustments:									
Net interest expense	67	79	73	64	37	13	-	14	19
Share-based compensation	10	8	6	2	1	1	-	3	3
Foreign currency transaction (gain) loss	-	2	(3)	9	2	1	-	1	-
Depreciation and amortization	17	13	10	11	9	8	5	5	4
Impairment loss	-	-	-	-	-	-	-	9	-
Non-operating expense (income)	1	-	(2)	-	(6)	-	(1)	4	-
Income tax expense (benefit)	12	1	10	(3)	(5)	(21)	(9)	2	6
Loss on discontinued operations	-	-	-	-	-	-	2	-	-
Adjusted EBITDA	$ 139	116	87	60	19	(53)	$ (47)	$ 33	45
Adjusted EBITDA Margin	19%	15%	13%	10%	4%	-19%	-65%	19%	24%

Adjusted EBITDA is a non-GAAP financial measure. The Company's Adjusted EBITDA guidance does not include certain charges and costs. The adjustments in future periods are generally expected to be similar to the kinds of charges and costs excluded from Adjusted EBITDA in prior periods, such as the impact of income tax benefit or expense, non-operating income, foreign currency transaction gain or loss associated with our UK operations, net interest expense, goodwill impairment loss, share-based compensation expense, and depreciation and amortization expense, among others. The Company is not able to provide a reconciliation of the Company's non-GAAP financial guidance to the corresponding GAAP measure without unreasonable effort because of the uncertainty and variability of the nature and amount of these future charges and costs.

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Combined loans reconciliation

Combined Loan Adjustment Summary

(dollars in thousands)	Mar 31, 2020	Dec 31, 2019	Sep 30, 2019	Jun 30, 2019	Mar 31, 2019
Company Owned Loans					
Loans receivable - principal, current, company owned	506,408	559,169	543,565	523,785	491,208
Loans receivable - principal, past due, company owned	58,119	63,413	65,824	55,711	55,286
Loans receivable - principal, total, company owned	564,527	622,582	609,389	579,496	546,494
Loans receivable - finance charges, company owned	33,959	38,091	35,702	31,805	32,491
Loans receivable - company owned	598,486	660,673	645,091	611,301	578,985
Allowance for loan losses on loans receivable, company owned	(81,816)	(86,996)	(89,667)	(75,896)	(76,457)
Loans receivable, net, company owned	516,670	573,677	555,424	535,405	502,528
Third Party Loans Company Guaranteed					
Loans receivable - principal, current, guaranteed by company	12,606	17,474	18,633	21,099	27,941
Loans receivable - principal, past due, guaranteed by company	564	723	697	596	696
Loans receivable - principal, total, guaranteed by company[1]	13,170	18,197	19,330	21,695	28,637
Loans receivable - finance charges, guaranteed by company[2]	1,150	1,395	1,553	1,676	2,164
Loans receivable - guaranteed by company	14,320	19,592	20,883	23,371	30,801
Liability for losses on loans receivable, guaranteed by company	(1,571)	(2,079)	(1,972)	(1,983)	(3,242)
Loans receivable, net, guaranteed by company[2]	12,749	17,513	18,911	21,388	27,559

[1] Represents loans originated by third-party lenders through the CSO programs, which are not included in our financial statements.
[2] Represents finance charges earned by third-party lenders through CSO programs, which are not included in our financial statements.
[3] Non-GAAP measure.

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Combined loans reconciliation (continued)

Combined Loan Adjustment Summary

(dollars in thousands)	Mar 31, 2020	Dec 31, 2019	Sep 30, 2019	Jun 30, 2019	Mar 31, 2019
Combined Loans Receivable[3]					
Combined loans receivable - principal, current	519,014	576,643	562,198	544,884	519,149
Combined loans receivable - principal, past due	58,683	64,136	66,521	56,307	55,982
Combined loans receivable - principal	577,697	640,779	628,719	601,191	575,131
Combined loans receivable - finance charges	35,109	39,486	37,255	33,481	34,655
Combined loans receivable	612,806	680,265	665,974	634,672	609,786
Combined Loan Loss Reserve[3]					
Allowance for loan losses on loans receivable, company owned	(81,816)	(86,996)	(89,667)	(75,896)	(76,457)
Liability for losses on loans receivable, guaranteed by company	(1,571)	(2,079)	(1,972)	(1,983)	(3,242)
Combined loan loss reserve	(83,387)	(89,075)	(91,639)	(77,879)	(79,699)

[1] Represents loans originated by third-party lenders through the CSO programs, which are not included in our financial statements.
[2] Represents finance charges earned by third-party lenders through CSO programs, which are not included in our financial statements.
[3] Non-GAAP measure.

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